UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22061

Name of Fund: BlackRock Funds II

Income Portfolio

Income Builder Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock Funds II, 800

Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2008

Date of reporting period: 04/08/2008 – 07/31/2008

Item 1 –	Report to Stockholders

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

Annual Report
JULY 31, 2008

BlackRock Income Portfolio

BlackRock Income Builder Portfolio

OF BLACKROCK FUNDS II

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	ANNUAL REPORT	JULY 31, 2008

A Letter to Shareholders

Dear Shareholder

For more than a year, investors have been besieged by a weak housing market, the bursting of the credit bubble that has troubled the financial sector, and surging food and oil prices, which have stoked inflation concerns. Healthy nonfinancial corporate profits and robust exporting activity remained among the few bright spots, helping the economy to grow at a modest, but still positive, pace.

The Federal Reserve Board (the “Fed”) has been aggressive in its attempts to stimulate economic growth and stabilize financial markets. In addition to slashing the target federal funds rate 325 basis points (3.25%) between September 2007 and April 2008, the central bank introduced the new Term Securities Lending Facility, granted broker-dealers access to the discount window and used its own balance sheet to help negotiate the sale of Bear Stearns. However, the end of the period saw a pause in Fed action; the central bank held the target rate steady at 2.0% as it attempted to balance weak growth and inflationary pressures.

The Fed’s bold response to the financial crisis helped mitigate credit stress and investor anxiety, albeit temporarily. U.S. equity markets sank sharply over the reporting period, notwithstanding a brief rally in the spring and another in midsummer, and international markets followed suit.

Treasury securities also traded in a volatile fashion, but generally rallied (yields fell as prices correspondingly rose), as the broader flight-to-quality theme persisted. The yield on 10-year Treasury issues, which fell to 3.34% in March, climbed to the 4.20% range in mid-June as investors temporarily shifted out of Treasury issues in favor of riskier assets (such as stocks and other high-quality fixed income sectors), then reversed course and declined to 3.99% by period-end when credit fears re-emerged. Meanwhile, tax-exempt issues underperformed their taxable counterparts, as problems among municipal bond insurers and the failure in the market for auction rate securities continued to pressure the group.

Overall, the major benchmark indexes generated results that reflected heightened risk aversion:

Total Returns as of July 31, 2008	6-month	12-month
U.S. equities (S&P 500 Index)	(7.08)%	(11.09)%
Small cap U.S. equities (Russell 2000 Index)	0.86%	(6.71)%
International equities (MSCI Europe, Australasia, Far East Index)	(5.04)%	(12.19)%
Fixed income (Lehman Brothers U.S. Aggregate Index)	(0.63)%	6.15%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	(0.85)%	2.83%
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index)	(0.80)%	0.52%

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Shortly before the shareholder report mailing, the investment landscape was dramatically altered as the ongoing credit crisis intensified, resulting in a widespread breakdown in the financial services sector and unprecedebted government intervention. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our client’s assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, Blackrock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary	Income Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

The Portfolio’s Institutional, Investor A and Investor C Shares returned (2.72)%, (2.75)% and (2.93)%, respectively, for the period from inception (April 7, 2008) through July 31, 2008. By comparison, the broad-market equity and fixed income benchmarks, the S&P 500 Total Return Index and the Lehman Brothers U.S. Aggregate Index, returned (7.07)% and (1.02)%, respectively, over the same period.

What factors influenced performance?

•

The Portfolio’s balanced approach, broad diversification and yield orientation were well suited for the volatile markets seen over the period. U.S. equity markets continued to struggle as concerns of slowing economic growth, weakening consumer spending, deteriorating corporate earnings trends and difficult credit market conditions drove stock prices lower. While fixed income markets performed better, they too delivered slightly negative returns over the past few months as yields rose and credit spreads widened.

•

The Portfolio’s approximate 50% allocation to fixed income helped dampen volatility as bonds outperformed stocks. Within the equity segment, strong performance among Portfolio holdings in the materials, financials and energy sectors drove relative gains. Outperformance in the materials sector was due to large gains in Portfolio holdings Fording Canadian Coal Trust and Rohm & Haas Co., which advanced on takeover news. Within financials, an emphasis on non-U.S. banks and insurance companies proved advantageous, as these firms were less exposed to the credit issues that afflicted much of the sector. Additionally, energy holdings Enbridge, Inc. and Total SA outperformed on better-than-expected earnings and strong revenue growth.

•

Detracting from Portfolio performance over the period were underweight positions in the healthcare and energy sectors. Disappointing stock selection within healthcare also hampered relative results. In particular, Brookdale Senior Living, Inc. reported disappointing financial results amid a difficult operating environment.

Describe recent Portfolio activity.

•

Due to the abbreviated reporting period, there was very little activity outside of the initial investment at Portfolio inception. Relative to the S&P 500 Total Return Index, we established overweight positions in the materials, utilities and telecommunications sectors, while we held underweights in information technology, healthcare and energy.

Describe Portfolio positioning at period-end.

•

Portfolio positioning is consistent with its mandate of providing a balance of income and growth of capital over time. The allocation breakdown at period-end was approximately 50% to equities and approximately 50% to fixed income. Within the equity strategy, we are focused on value-oriented names, with a strong emphasis on dividend income. The majority of stocks held in the Portfolio have dividend yields in excess of the broad market. The fixed income component also emphasizes current income, with allocations to high yield, asset-backed securities and non-U.S. securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of July 31, 2008

Ten Largest Holdings	Percent of Long-Term Investments
BlackRock High Yield Bond Portfolio	25%
BlackRock Low Duration Bond Portfolio	18
BlackRock GNMA Portfolio	11
Bank of America Corp.	2
JPMorgan Chase & Co.	2
Royal Dutch Shell Plc - A Shares	1
AT&T, Inc.	1
General Electric Co.	1
Fording Canadian Coal Trust	1
BHP Billiton Ltd	1

Five Largest Industries	Percent of Long-Term Investments
Fixed Income Funds	54%
Energy & Utilities	9
Banks	8
Metal & Mining	4
Telecommunications	4

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

4	ANNUAL REPORT	JULY 31, 2008

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

2	The Portfolio will invest approximately 50% of its assets in equity securities and approximately 50% of its assets in BlackRock fixed-income mutual funds and may invest in fixed-income securities.

3

This unmanaged total return Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500® is a trademark of the McGraw-Hill Companies.

4	An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody’s, Standard & Poor’s or Fitch.

5	Commencement of operations.

Performance Summary for the Period Ended July 31, 2008

	Total Returns Since Inception[6]
	w/o sales charge	w/ sales charge[7]
Institutional	(2.72)%	—
Investor A	(2.75)	(7.82)%
Investor C	(2.93)	(3.89)
S&P 500® Total Return Index	(7.07)	—
Lehman Brothers U.S. Aggregate Index	(1.02)	—

6	The Portfolio commenced operations on 4/07/08.

7	Assuming maximum sales charges. See “About Portfolios’ Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees. Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value April 7, 2008	Ending Account Value July 31, 2008	Expenses Paid During the Period[9]	Beginning Account Value April 7, 2008	Ending Account Value July 31, 2008	Expenses Paid During the Period[9]
Institutional	$1,000.00	$972.84	$1.72	$1,000.00	$1,023.23	$1.77
Investor A	$1,000.00	$972.53	$2.49	$1,000.00	$1,022.45	$2.55
Investor C	$1,000.00	$970.69	$4.55	$1,000.00	$1,020.33	$4.67

8	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal period divided by 366.

9	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.55% for Institutional, 0.80% for Investor A and 1.46% for Investor C), multiplied by the average account value over the period, multiplied by 116/366 (to reflect the period shown).

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

ANNUAL REPORT	JULY 31, 2008	5

Portfolio Summary	Income Builder Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

The Portfolio’s Institutional, Investor A and Investor C Shares returned (3.74)%, (3.76)% and (3.98)% for the period from inception (April 7, 2008) through July 31, 2008. By comparison, the broad-market S&P

500 Total Return Index returned (7.07)% over the same period.

What factors influenced performance?

•

The Portfolio’s balanced approach, broad diversification and yield orientation were well suited for the volatile markets seen over the period. U.S. equity markets continued to struggle as concerns of slowing economic growth, weakening consumer spending, deteriorating corporate earnings trends and difficult credit market conditions drove stock prices lower. While fixed income markets performed better, they too delivered slightly negative returns over the past few months as yields rose and credit spreads widened.

•

The Portfolio’s approximate 25% allocation to fixed income helped dampen volatility as bonds generally outperformed stocks. Within the equity segment, strong performance among Portfolio holdings in the materials, financials and energy sectors drove relative gains. Outperformance in the materials sector was due to large gains in Portfolio holdings Fording Canadian Coal Trust and Rohm & Haas Co., which advanced on takeover news. Within financials, an emphasis on non-U.S. banks and insurance companies proved advantageous, as these firms were less exposed to the credit issues that afflicted much of the sector. Additionally, energy holdings Enbridge, Inc. and Total SA outperformed on better-than-expected earnings and strong revenue growth.

•

Detracting from Portfolio performance over the period were underweight positions in the healthcare and energy sectors. Disappointing stock selection within healthcare also hampered relative results. In particular, Brookdale Senior Living, Inc. reported disappointing financial results amid a difficult operating environment.

Describe recent Portfolio activity.

•

Due to the abbreviated reporting period, there was very little activity outside of the initial investment at Portfolio inception. Relative to the S&P 500 Total Return Index, we established overweight positions in the materials, utilities and telecommunications sectors, while we held underweights in information technology, healthcare and energy.

Describe Portfolio positioning at period-end.

•

Portfolio positioning is consistent with its mandate of providing a balance of income and growth of capital over time. The allocation breakdown at period-end was approximately 75% to equities and approximately 25% to fixed income. Within the equity strategy, we are focused on value-oriented names, with a strong emphasis on dividend income. The majority of stocks held in the Portfolio have dividend yields in excess of the broad market. The fixed income component also emphasizes current income, with allocations to high yield, asset-backed securities and non-U.S. securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of July 31, 2008

Ten Largest Holdings	Percent of Long-Term Investments
BlackRock High Yield Bond Portfolio	13%
BlackRock Low Duration Bond Portfolio	10
BlackRock GNMA Portfolio	6
Bank of America Corp.	3
JPMorgan Chase & Co.	3
AT&T, Inc.	2
Fording Canadian Coal Trust	2
Citigroup, Inc.	2
Total SA - ADR.	2
Royal Dutch Shell Plc - A Shares	2

Five Largest Industries	Percent of Long-Term Investments
Fixed Income Funds	28%
Energy & Utilities	14
Banks	12
Metal & Mining	6
Telecommunications	6

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

6	ANNUAL REPORT	JULY 31, 2008

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

2	The Portfolio will invest approximately 75% of its assets in equity securities and approximately 25% of its assets in BlackRock fixed-income mutual funds and may invest in fixed-income securities.

3

This unmanaged total return Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500® is a trademark of the McGraw-Hill Companies.

4	Commencement of operations.

Performance Summary for the Period Ended July 31, 2008

	Total Returns Since Inception[5]
	w/o sales charge	w/ sales charge[6]
Institutional	(3.74)%	—
Investor A	(3.76)	(8.78)%
Investor C	(3.98)	(4.93)
S&P 500® Total Return Index	(7.07)	—

5	The Portfolio commenced operations on 4/07/08.

6	Assuming maximum sales charges. See “About Portfolios’ Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees. Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value April 7, 2008	Ending Account Value July 31, 2008	Expenses Paid During the Period[8]	Beginning Account Value April 7, 2008	Ending Account Value July 31, 2008	Expenses Paid During the Period[8]
Institutional	$1,000.00	$962.56	$2.33	$1,000.00	$1,022.59	$2.41
Investor A	$1,000.00	$962.36	$3.11	$1,000.00	$1,021.79	$3.21
Investor C	$1,000.00	$960.21	$5.43	$1,000.00	$1,019.39	$5.61

7	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal period divided by 366.

8	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.75% for Institutional, 1.00% for Investor A and 1.75% for Investor C), multiplied by the average account value over the period, multiplied by 116/366 (to reflect the period shown).

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

ANNUAL REPORT	JULY 31, 2008	7

About Portfolios’ Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios’ returns would have been lower if there were no such waivers and reimbursements. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2009.

The performance shown in the line graphs is that of Institutional Shares and Investor A Shares of the Portfolios. Excluding the effects of sales charges, the actual performance of Investor C Shares is lower than the performance of Institutional Shares and Investor A Shares because Investor C Shares have higher expenses than Institutional Shares and Investor A Shares. Purchasers of Investor A Shares generally pay a front-end sales charge, while purchasers of Investor C Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

Disclosure of Expenses

Shareholders of these Portfolios may incur the following charges: (a) expenses related to transactions, including sales charges and redemption fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Portfolio expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 7, 2008 and held through July 31, 2008) are intended to assist shareholders both in calculating expenses based on an investment in the Portfolios and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Portfolios and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	ANNUAL REPORT	JULY 31, 2008

Schedule of Investments July 31, 2008	(Percentages shown are based on Net Assets)

Income Portfolio

Common Stocks	Shares	Value
Australia — 4.0%
Energy & Utilities — 0.7%
Woodside Petroleum Ltd.	335	$16,818

Manufacturing — 0.4%
Wesfarmers Ltd.	297	9,523

Metal & Mining — 2.9%
Alumina Ltd.	1,100	4,754
BHP Billiton Ltd.	660	24,629
BlueScope Steel Ltd.	1,900	20,642
Rio Tinto Ltd.	140	16,388

		66,413

Total Australia		92,754

Canada — 4.3%
Banks — 1.8%
Bank of Montreal	265	12,407
Bank of Nova Scotia	225	10,982
Toronto-Dominion Bank	300	18,250

		41,639

Energy & Utilities — 2.0%
Enbridge, Inc.	435	19,087
Fording Canadian Coal Trust	300	26,518

		45,605

Telecommunications — 0.5%
Manitoba Telecom Services, Inc.	150	5,981
TELUS Corp.	130	4,571

		10,552

Total Canada		97,796

China — 0.1%
Metal & Mining — 0.1%
Aluminum Corp. of China Ltd. - ADR	75	1,906

France — 1.3%
Entertainment & Leisure — 0.3%
Vivendi Universal SA	150	6,271

Oil & Gas — 1.0%
Total SA - ADR	300	22,950

Total France		29,221

Germany — 0.2%
Chemicals — 0.2%
BASF SE	80	5,064

Netherlands — 1.2%
Energy & Utilities — 1.2%
Royal Dutch Shell Plc - A Shares	800	28,370

Norway — 0.2%
Transportation — 0.2%
Stolt-Nielsen SA	230	4,765

United Kingdom — 1.4%
Banks — 0.3%
Standard Chartered Plc	200	6,089

Beverages & Bottling — 0.6%
Diageo Plc	800	13,937

Telecommunications — 0.2%
Vodafone Group Plc - ADR	200	5,366

Tobacco — 0.3%
British American Tobacco Plc	160	5,774

Total United Kingdom		31,166

United States — 30.3%
Aerospace — 1.1%
Northrop Grumman Corp.	80	5,391
Raytheon Co.	280	15,940
United Technologies Corp.	80	5,119

		26,450

Banks — 5.2%
Bank of America Corp.	1,100	36,190
Citigroup, Inc.	1,300	24,297
JPMorgan Chase & Co.	800	32,504
U.S. Bancorp	450	13,775
Wells Fargo & Co.	400	12,108

		118,874

Broadcasting — 0.3%
CBS Corp. - Class B	500	8,180

Chemicals — 1.5%
The Dow Chemical Co.	150	4,997
E.I. du Pont de Nemours & Co.	120	5,257
Olin Corp.	600	17,844
Rohm and Haas Co.	100	7,500

		35,598

Computer & Office Equipment — 0.4%
Hewlett-Packard Co.	70	3,136
International Business Machines Corp.	50	6,399

		9,535

Computer Software & Services — 0.2%
Microsoft Corp.	200	5,144

Electronics — 0.5%
Intel Corp.	500	11,095

Energy & Utilities — 4.3%
American Electric Power Co., Inc.	140	5,530

Portfolios Abbreviations

To simplify the listings of Portfolios’ holdings in the Schedule of	ADR	American Depository Receipt
Investments, the names of many of the securities have been	AUD	Australian Dollar
abbreviated according to the list on the right.	EUR	Euro
	GBP	British Pound

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2008	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Income Portfolio

Common Stocks	Shares	Value
United States (Continued)
Energy & Utilities (Continued)
American Water Works Co., Inc.(a)	100	$1,925
Consolidated Edison, Inc.	100	3,970
Constellation Energy Group, Inc.	70	5,821
Dominion Resources, Inc.	150	6,627
DTE Energy Co.	100	4,098
Duke Energy Corp.	700	12,306
Equitable Resources, Inc.	100	5,225
Exelon Corp.	100	7,862
FPL Group, Inc.	100	6,453
Northeast Utilities, Inc.	100	2,516
PG&E Corp.	100	3,853
PPL Corp.	200	9,392
Public Service Enterprise Group, Inc.	140	5,852
Southern Co.	400	14,156
Wisconsin Energy Corp.	70	3,159

		98,745

Food & Agriculture — 1.1%
H.J. Heinz Co.	300	15,114
Kraft Foods, Inc. - Class A	300	9,546

		24,660

Insurance — 0.9%
The Allstate Corp.	100	4,622
Lincoln National Corp.	270	12,879
Travelers Companies, Inc.	100	4,412

		21,913

Machinery & Heavy Equipment — 0.7%
Caterpillar, Inc.	120	8,342
Deere & Co.	100	7,016

		15,358

Manufacturing — 2.2%
3M Co.	90	6,335
The Clorox Co.	100	5,450
General Electric Co.	950	26,876
Nucor Corp.	100	5,722
Reynolds American, Inc.	100	5,583

		49,966

Medical & Medical Services — 0.2%
Brookdale Senior Living, Inc.	350	5,341

Medical Instruments & Supplies — 0.1%
Johnson & Johnson	40	2,739

Metal & Mining — 0.5%
Southern Copper Corp.	390	10,834

Miscellaneous — 0.8%
Eagle Bulk Shipping, Inc.	600	17,424

Oil & Gas — 1.8%
AGL Resources, Inc.	180	6,221
Chevron Corp.	230	19,449
Diamond Offshore Drilling, Inc.	100	11,930
Praxair, Inc.	30	2,812

		40,412

Paper & Forest Products — 1.1%
International Paper Co.	200	5,544
MeadWestvaco Corp.	300	8,043
Weyerhaeuser Co.	240	12,830

		26,417

Paper & Paper Products — 0.5%
Temple-Inland, Inc.	650	10,562

Pharmaceuticals — 2.1%
Abbott Laboratories	100	5,634
Bristol-Myers Squibb Co.	830	17,530
Pfizer, Inc.	800	14,936
Wyeth	230	9,319

		47,419

Restaurants — 0.3%
McDonald’s Corp.	100	5,979

Semiconductors & Related Devices — 0.4%
Microchip Technology, Inc.	270	8,621

Soaps & Cosmetics — 0.2%
Kimberly-Clark Corp.	100	5,783

Telecommunications — 2.6%
AT&T, Inc.	900	27,729
Frontier Communications Corp.	700	8,092
Verizon Communications, Inc.	700	23,828

		59,649

Tobacco — 1.3%
Altria Group, Inc.	300	6,105
Philip Morris International, Inc.	340	17,561
UST, Inc.	120	6,313

		29,979

Total United States		696,677

Total Common Stocks (Cost — $1,038,411) — 43.0%		987,719

Affiliated Investment Companies(b)
Fixed Income Funds
BlackRock GNMA Portfolio	25,049	241,220
BlackRock High Yield Bond Portfolio	73,759	530,330
BlackRock Low Duration Bond Portfolio	41,211	393,152

Total Fixed Income Funds (Cost — $1,188,758) — 50.7%		1,164,702

Short-Term Investment
BlackRock TempFund 2.51%(c) (Cost — $175,891) — 7.7%	175,891	175,891

Total Affiliated Investment Companies (Cost — $1,364,649) — 58.4%		1,340,593

Total Investments (Cost — $2,403,060*) — 101.4%		2,328,312
Liabilities in Excess of Other Assets — (1.4)%		(31,528)

Net Assets — 100.0%		$2,296,784

See Notes to Financial Statements.

10	ANNUAL REPORT	JULY 31, 2008

Schedule of Investments (concluded)

Income Portfolio

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,403,640

Gross unrealized appreciation	$24,474
Gross unrealized depreciation	(99,802)

Net unrealized depreciation	$(75,328)

(a)	Non-income producing security.

(b)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost		Sales Cost	Realized Gain (Loss)	Dividend Income
BlackRock Emerging Market Debt Portfolio	$332,961		$332,961	$(4,730)	$1,975
BlackRock GNMA Portfolio	$244,438		$726	$(16)	$727
BlackRock Government Income Portfolio	$443,990		$443,990	$(5,507)	$2,657
BlackRock High Yield Bond Portfolio	$1,014,623		$472,150	$(1,071)	$13,516
BlackRock Low Duration Bond Portfolio	$612,784		$210,211	$104	$3,689
BlackRock TempFund	$175,891	**	—	—	$1,216

**	Represents net purchase cost.

(c)	Represents current yield as of report date.

•	Forward foreign exchange contracts purchased as of July 31, 2008 were as follows:

Foreign Currency Purchased	Settlement Date	Unrealized Appreciation (Depreciation)
AUD 16,000	8/01/08	$(11)
EUR 2,000	8/01/08	10
GBP 1,000	8/01/08	4

Total Net Unrealized Appreciation on Forward Foreign Exchange Contracts (USD Commitment - $20,164)		$3

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2008 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities	Other Financial Instruments ***
Level 1	$2,165,288	$—
Level 2	163,024	3
Level 3	—	—

Total	$2,328,312	$3

***	Other financial instruments are forward foreign exchange contracts.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2008	11

Schedule of Investments July 31, 2008	(Percentages shown are based on Net Assets)

Income Builder Portfolio

Common Stocks	Shares	Value
Australia — 5.9%
Energy & Utilities — 0.9%
Woodside Petroleum Ltd.	235	$11,798

Manufacturing — 0.5%
Wesfarmers Ltd.	197	6,316

Metal & Mining — 4.5%
Alumina Ltd.	1,100	4,755
BHP Billiton Ltd.	460	17,165
BlueScope Steel Ltd.	1,900	20,642
Rio Tinto Ltd.	140	16,388

		58,950

Total Australia		77,064

Canada — 6.6%
Banks — 2.3%
Bank of Montreal	265	12,407
Bank of Nova Scotia	125	6,101
Toronto-Dominion Bank	200	12,167

		30,675

Energy & Utilities — 3.5%
Enbridge, Inc.	435	19,087
Fording Canadian Coal Trust	300	26,518

		45,605

Telecommunications — 0.8%
Manitoba Telecom Services, Inc.	150	5,981
TELUS Corp.	130	4,571

		10,552

Total Canada		86,832

China — 0.1%
Metal & Mining — 0.1%
Aluminum Corp. of China Ltd. - ADR	75	1,906

France — 2.2%
Entertainment & Leisure — 0.5%
Vivendi Universal SA	150	6,271

Oil & Gas — 1.7%
Total SA - ADR	300	22,950

Total France		29,221

Germany — 0.4%
Chemicals — 0.4%
BASF SE	80	5,064

Netherlands — 1.6%
Energy & Utilities — 1.6%
Royal Dutch Shell Plc - A Shares	600	21,277

Norway — 0.2%
Transportation — 0.2%
Stolt-Nielsen SA	130	2,693

United Kingdom — 2.1%
Banks — 0.5%
Standard Chartered Plc	200	6,089

Beverages & Bottling — 0.8%
Diageo Plc	600	10,453

Telecommunications — 0.4%
Vodafone Group Plc - ADR	200	5,366

Tobacco — 0.4%
British American Tobacco Plc	160	5,774

Total United Kingdom		27,682

United States — 46.4%
Aerospace — 1.6%
Northrop Grumman Corp.	80	5,391
Raytheon Co.	180	10,247
United Technologies Corp.	80	5,119

		20,757

Banks — 8.6%
Bank of America Corp.	1,100	36,190
Citigroup, Inc.	1,300	24,297
JPMorgan Chase & Co.	800	32,504
U.S. Bancorp	350	10,714
Wells Fargo & Co.	300	9,081

		112,786

Broadcasting — 0.6%
CBS Corp. - Class B	500	8,180

Chemicals — 2.3%
The Dow Chemical Co.	150	4,997
E.I. du Pont de Nemours & Co.	120	5,257
Olin Corp.	400	11,896
Rohm and Haas Co.	100	7,500

		29,650

Computer & Office Equipment — 0.7%
Hewlett-Packard Co.	70	3,136
International Business Machines Corp.	50	6,399

		9,535

Computer Software & Services — 0.4%
Microsoft Corp.	200	5,144

Electronics — 0.8%
Intel Corp.	500	11,095

Energy & Utilities — 7.2%
American Electric Power Co., Inc.	140	5,530
American Water Works Co., Inc.(a)	100	1,925
Consolidated Edison, Inc.	100	3,970
Constellation Energy Group, Inc.	70	5,821
Dominion Resources, Inc.	150	6,627
DTE Energy Co.	100	4,098
Duke Energy Corp.	700	12,306
Equitable Resources, Inc.	100	5,225
Exelon Corp.	100	7,862
FPL Group, Inc.	100	6,453
Northeast Utilities, Inc.	100	2,516
PG&E Corp.	100	3,853
PPL Corp.	200	9,392
Public Service Enterprise Group, Inc.	140	5,852
Southern Co.	300	10,617
Wisconsin Energy Corp.	70	3,159

		95,206

Food & Agriculture — 1.3%
H.J. Heinz Co.	200	10,076

See Notes to Financial Statements.

12	ANNUAL REPORT	JULY 31, 2008

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Income Builder Portfolio

Common Stocks	Shares	Value
United States (Continued)
Food & Agriculture (Continued)
Kraft Foods, Inc. — Class A	200	$6,364

		16,440

Insurance — 1.3%
The Allstate Corp.	100	4,622
Lincoln National Corp.	170	8,109
Travelers Companies, Inc.	100	4,412

		17,143

Machinery & Heavy Equipment — 1.2%
Caterpillar, Inc.	120	8,342
Deere & Co.	100	7,016

		15,358

Manufacturing — 3.2%
3M Co.	90	6,335
The Clorox Co.	100	5,450
General Electric Co.	650	18,389
Nucor Corp.	100	5,722
Reynolds American, Inc.	100	5,583

		41,479

Medical & Medical Services — 0.3%
Brookdale Senior Living, Inc.	250	3,815

Medical Instruments & Supplies — 0.2%
Johnson & Johnson	40	2,739

Metal & Mining — 0.8%
Southern Copper Corp.	390	10,834

Miscellaneous — 0.9%
Eagle Bulk Shipping, Inc.	400	11,616

Oil & Gas — 2.4%
AGL Resources, Inc.	180	6,221
Chevron Corp.	130	10,993
Diamond Offshore Drilling, Inc.	100	11,930
Praxair, Inc.	30	2,812

		31,956

Paper & Forest Products — 1.8%
International Paper Co.	200	5,544
MeadWestvaco Corp.	200	5,362
Weyerhaeuser Co.	240	12,830

		23,736

Paper & Paper Products — 0.8%
Temple-Inland, Inc.	650	10,562

Pharmaceuticals — 3.0%
Abbott Laboratories	100	5,634
Bristol-Myers Squibb Co.	830	17,530
Pfizer, Inc.	600	11,202
Wyeth	130	5,267

		39,633

Restaurants — 0.5%
McDonald’s Corp.	100	5,979

Semiconductors & Related Devices — 0.4%
Microchip Technology, Inc.	170	5,428

Soaps & Cosmetics — 0.4%
Kimberly-Clark Corp.	100	5,783

Telecommunications — 3.8%
AT&T, Inc.	900	27,729
Frontier Communications Corp.	500	5,780
Verizon Communications, Inc.	500	17,020

		50,529

Tobacco — 1.9%
Altria Group, Inc.	300	6,105
Philip Morris International, Inc.	240	12,396
UST, Inc.	120	6,313

		24,814

Total United States		610,197

Total Common Stocks (Cost — $914,048) — 65.5%		861,936

Affiliated Investment Companies(b)
Fixed Income Funds
BlackRock GNMA Portfolio	7,411	71,364
BlackRock High Yield Bond Portfolio	21,715	156,133
BlackRock Low Duration Bond Portfolio	12,141	115,823

Total Fixed Income Funds (Cost — $350,589) — 26.1%		343,320

Short-Term Investment
BlackRock TempFund 2.51%(c) (Cost — $125,952) — 9.6%	125,952	125,952

Total Affiliated Investment Companies (Cost — $476,541) — 35.7%		469,272

Total Investments (Cost — $1,390,589*) — 101.2%		1,331,208
Liabilities in Excess of Other Assets — (1.2)%		(15,408)

Net Assets — 100.0%		$1,315,800

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,390,768

Gross unrealized appreciation	$24,190
Gross unrealized depreciation	(83,750)

Net unrealized depreciation	$(59,560)

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2008	13

Schedule of Investments (concluded)

Income Builder Portfolio

(a)	Non-income producing security.

(b)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost		Sales Cost	Realized Gain (Loss)	Dividend Income
BlackRock Emerging Market Debt Portfolio	$203,494		$203,494	$(1,549)	$678
BlackRock GNMA Portfolio	$72,652		$551	$(13)	$217
BlackRock Government Income Portfolio	$271,346		$271,346	$(1,499)	$918
BlackRock High Yield Bond Portfolio	$614,653		$454,844	$(738)	$4,406
BlackRock Low Duration Bond Portfolio	$321,055		$202,376	$166	$1,193
BlackRock TempFund	$125,952	**	—	—	$838

**	Represents net purchase cost.

(c)	Represents current yield as of report date.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2008 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities
Level 1	$1,196,523
Level 2	134,685
Level 3	—

Total	$1,331,208

See Notes to Financial Statements.

14	ANNUAL REPORT	JULY 31, 2008

Statements of Assets and Liabilities

July 31, 2008	Income Portfolio	Income Builder Portfolio
Assets
Investments at value - unaffiliated[1]	$987,719	$861,936
Investments at value - affiliated[2]	1,340,593	469,272
Foreign currency at value[3]	5,968	3,957
Dividends and reclaims receivable	3,614	3,016
Investments sold receivable	3,179	3,434
Receivable from advisor	39,492	37,401
Capital shares sold receivable	8,700	—
Unrealized appreciation on forward foreign exchange contracts	14	—
Prepaid expense and other assets	70,020	66,461

Total assets	2,459,299	1,445,477

Liabilities
Payable to advisor	92,797	88,697
Professional fees payable	36,610	36,610
Investments purchased payable	28,083	—
Other affiliates payable	982	1,022
Officer’s and Trustees’ fees payable	332	338
Service and distribution fees payable	250	26
Unrealized depreciation on forward foreign exchange contracts	11	—
Other accrued expenses payable	3,450	2,984

Total liabilities	162,515	129,677

Net Assets
Net assets	$2,296,784	$1,315,800

Net Assets Consist of
Paid-in capital	$2,374,714	$1,376,188
Undistributed net investment income	10,662	5,399
Accumulated net realized loss	(14,001)	(6,413)
Net unrealized appreciation/depreciation	(74,591)	(59,374)

Net assets	$2,296,784	$1,315,800

Net Asset Value
Institutional:
Net Assets	$1,914,154	$1,241,780

Shares outstanding, unlimited number of shares authorized, $0.001 par value	198,684	130,100

Net Asset Value	$9.63	$9.54

Investor A:
Net Assets	$98,505	$54,943

Shares outstanding, unlimited number of shares authorized, $0.001 par value	10,230	5,759

Net Asset Value	$9.63	$9.54

Investor C:
Net Assets	$284,125	$19,077

Shares outstanding, unlimited number of shares authorized, $0.001 par value	29,534	2,000

Net Asset Value	$9.62	$9.54

[1] Investments at cost - unaffiliated	$1,038,411	$914,048
[2] Investments at cost - affiliated	1,364,649	476,541
[3] Cost of foreign currency	5,941	3,949

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2008	15

Statements of Operations

Period April 7, 2008[1] to July 31, 2008	Income Portfolio	Income Builder Portfolio
Investment Income
Dividends from affiliates	$23,780	$8,250
Dividends and reclaims	11,050	10,994
Foreign taxes withheld	(468)	(476)

Total income	34,362	18,768

Expenses
Organization and offering	42,300	40,495
Professional	36,610	36,610
Custodian	2,361	2,441
Investment advisory	1,643	1,607
Printing	1,403	966
Administration	497	315
Officer and Trustees	346	346
Service and distribution - class specific	343	86
Registration	310	32
Administration - class specific	164	104
Transfer agent - class specific	80	50
Miscellaneous	3,040	3,040

Total expenses	89,097	86,092
Less fees waived by advisor	(1,643)	(1,607)
Less administration fees waived	(497)	(315)
Less administration fees waived - class specific	(154)	(75)
Less transfer agent fees reimbursed - class specific	(71)	(37)
Less expenses reimbursed by advisor	(82,743)	(80,820)

Total expenses after waivers and reimbursement	3,989	3,238

Net investment income	30,373	15,530

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments - unaffiliated	(2,781)	(2,780)
Investments - affiliated	(11,220)	(3,633)
Foreign currency transactions	191	170

	(13,810)	(6,243)

Net change in unrealized appreciation/depreciation on:
Investments - unaffiliated	(50,692)	(52,112)
Investments - affiliated	(24,056)	(7,269)
Foreign currency transactions	157	7

	(74,591)	(59,374)

Net realized and unrealized loss	(88,401)	(65,617)

Net Decrease in Net Assets Resulting from Operations	$(58,028)	$(50,087)

[1]	Commencement of operations.

See Notes to Financial Statements.

16	ANNUAL REPORT	JULY 31, 2008

Statements of Changes in Net Assets

Period April 7, 2008[1] to July 31, 2008 Increase (Decrease) in Net Assets:	Income Portfolio	Income Builder Portfolio
Operations
Net investment income	$30,373	$15,530
Net realized loss	(13,810)	(6,243)
Net change in unrealized appreciation/depreciation	(74,591)	(59,374)

Net decrease in net assets resulting from operations	(58,028)	(50,087)

Dividends to Shareholders From
Net investment income:
Institutional	(19,783)	(11,019)
Investor A	(622)	(474)
Investor C	(1,134)	(123)

Decrease in net assets resulting from dividends to shareholders	(21,539)	(11,616)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	2,376,351	1,377,503

Net Assets
Total increase in net assets	2,296,784	1,315,800
Beginning of period	—	—

End of period	$2,296,784	$1,315,800

End of period undistributed net investment income	$10,662	$5,399

[1]	Commencement of operations.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2008	17

Financial Highlights

Income Portfolio

	Period April 7, 2008[1] to July 31, 2008
	Institutional	Investor A	Investor C
Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00	$10.00

Net investment income[2]	0.15	0.14	0.11
Net realized and unrealized loss	(0.42)	(0.41)	(0.40)

Net decrease from investment operations	(0.27)	(0.27)	(0.29)

Dividends from net investment income	(0.10)	(0.10)	(0.09)

Net asset value, end of period	$9.63	$9.63	$9.62

Total Investment Return
Based on net asset value[3]	(2.72)%	(2.75)%[4]	(2.93)%[4]

Ratios to Average Net Assets[5]
Total expenses after waivers and reimbursement[6]	0.55%	0.80%	1.46%

Total expenses[6,7]	12.51%	11.77%	10.78%

Net investment income	4.64%	4.33%	3.62%

Supplemental Data
Net assets, end of period (000)	$1,914	$99	$284

Portfolio turnover	73%	73%	73%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Aggregate total investment return.

[4]	Total investment returns exclude the effects of sales charges.

[5]	Annualized.

[6]	Expense ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

[7]

Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 13.45%, 13.61% and 13.32% respectively.

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2008

Financial Highlights (concluded)

Income Builder Portfolio

	Period April 7, 2008[1] to July 31, 2008
	Institutional	Investor A	Investor C
Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00	$10.00

Net investment income[2]	0.12	0.11	0.09
Net realized and unrealized loss	(0.50)	(0.49)	(0.49)

Net decrease from investment operations	(0.38)	(0.38)	(0.40)

Dividends from net investment income	(0.08)	(0.08)	(0.06)

Net asset value, end of period	$9.54	$9.54	$9.54

Total Investment Return
Based on net asset value[3]	(3.74)%	(3.76)%[4]	(3.98)%[4]

Ratios to Average Net Assets[5]
Total expenses after waivers and reimbursement[6]	0.75%	1.00%	1.75%

Total expenses[6,7]	18.98%	17.76%	20.18%

Net investment income	3.72%	3.41%	2.72%

Supplemental Data
Net assets, end of period (000)	$1,242	$55	$19

Portfolio turnover	91%	91%	91%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Aggregate total investment return.

[4]	Total investment returns exclude the effects of sales charges.

[5]	Annualized.

[6]	Expense ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

[7]

Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 20.47%, 20.53% and 21.66% respectively.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2008	19

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock Funds II (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of July 31, 2008, the Fund had 34 registered portfolios, of which the BlackRock Income Portfolio (“Income”) and BlackRock Income Builder Portfolio (“Income Builder”) (collectively the “Portfolios”) are included in these financial statements. The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Portfolio of the Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the Investor A and Investor C Shares may bear certain expenses related to the service and/or distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its service and distribution expenditures. The Portfolios generally will invest a portion of their assets in other open-end investment companies (mutual funds) that are managed by subsidiaries of BlackRock, Inc. (collectively, the “Underlying Funds”). By owning shares of the Underlying Funds, each of the Portfolios indirectly invests, to varying degrees, in securities of U.S. and non-U.S. companies, including small and medium sized companies, and in fixed-income securities. Equity funds may also include funds that invest in real estate-related and other similar securities, as well as commodities. Fixed income funds may include funds that invest in domestic and non-U.S. bonds, U.S. Government securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the Underlying Funds may invest in derivatives.

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation of Investments: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities may be valued at amortized cost. The market value of the Portfolio’s investments in the Underlying Funds and open end investment companies is based on the published net asset value of each Underlying Fund and open end investment company computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board of Trustees (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Portfolios might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net assets of the Portfolios are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Derivative Financial Instruments: The Portfolios may engage in various portfolio investment strategies to increase the return of the Portfolios’ and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

•

Forward foreign exchange contracts - The Portfolios may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Forward currency contracts, when used by a Portfolio, help to manage the overall exposure to the foreign currency backing some of the investments held by the Portfolio. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions. The Portfolios report foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

20	ANNUAL REPORT	JULY 31, 2008

Notes to Financial Statements (continued)

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Income, realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions to Shareholders: Dividends from net investment income are paid monthly for Income and at least annually for Income Builder. Distributions of capital gains paid by the Portfolios are recorded on the ex-dividend dates.

Income Taxes: It is the Portfolios’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109” (“FIN 48”), prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to each Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolios’ financial statements. The Portfolios file U.S. and various state and local tax returns. No income tax returns are currently under examination.

Recent Accounting Pronouncements: In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133” (“FAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. The impact on the Portfolios’ financial statement disclosures, if any, is currently being assessed.

Organization and Offering Expenses: Upon commencement of operations, organization costs associated with the establishment of each Portfolio were expensed by each Portfolio and reimbursed by the advisor. Offering costs are amortized over a twelve month period beginning with the commencement of operations.

Other: Expenses directly related to one of the Portfolios or classes are charged to that Portfolio or class. Other operating expenses shared by several Portfolios are pro-rated among those Portfolios on the basis of relative net assets or other appropriate methods. Other expenses of a Portfolio are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreements and Other Transactions with Affiliates:

The Fund, on behalf of the Portfolios entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of each Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolios. For such services, each Portfolio pays the Advisor a monthly fee, based on the average daily net assets other than net assets attributable to investments in shares of Underlying Funds, at the following annual rates: 0.600% of the first $1 billion, 0.550% of the next $1 billion, 0.525% of the next $1 billion and 0.500% of the assets in excess of $3 billion.

The Advisor has entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”) and BlackRock Investment Management, LLC (“BIM”), each an affiliate of the Advisor, under which the Advisor pays BFM and BIM, for services they provide, a monthly fee that is a percentage of the advisory fee paid by the Portfolios to the Advisor.

PFPC Trust Company, an indirect wholly-owned subsidiary of PNC, serves as custodian for each Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Portfolio at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), formerly PFPC Inc., an indirect wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of each Portfolio bears the costs of transfer agent fees associated with such respective class. Transfer agent fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications including the mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculations, check writing, anti-money laundering services, and customer identification services.

ANNUAL REPORT	JULY 31, 2008	21

Notes to Financial Statements (continued)

Pursuant to written agreements, certain affiliates provide certain Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the period April 7, 2008 to July 31, 2008, Income paid $1 in return for these services, which are a component of the transfer agent fees in the accompanying Statements of Operations.

PNCGIS and the Advisor act as co-administrators for the Portfolios. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average of daily net assets in excess of $1 billion of each Portfolio. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of average of daily net assets in excess of $1 billion. In addition, PNCGIS and the Advisor may have, at their discretion, voluntarily waived all or any portion of their administration fees for each Portfolio or a share class.

The Fund, on behalf of the Portfolios, has entered into a Distribution Agreement with BlackRock Distributors, Inc. (“BDI”). BDI is an affiliate of BlackRock, Inc. The Fund has also adopted a Distribution Plan on behalf of each Portfolio in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Portfolios pay BDI ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of each share class as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%

For the period April 7, 2008 to July 31, 2008, the Portfolios paid to affiliates the following fees in return for distribution and sales support services:

Income	$38
Income Builder	24

For the period April 7, 2008 to July 31, 2008, the following charts show the various types of class-specific expenses borne directly by each class of each Portfolio and any associated waivers of those expenses.

	Share Classes
Administration Fees	Institutional	Investor A	Investor C	Total
Income	$153	$4	$7	$164
Income Builder	101	2	1	104

	Share Classes
Administration Fees Waived	Institutional	Investor A	Investor C	Total
Income	$143	$4	$7	$154
Income Builder	72	2	1	75

	Share Classes
Service and Distribution Fees	Investor A	Investor C	Total
Income	$37	$306	$343
Income Builder	23	63	86

	Share Classes
Transfer Agent Fees	Institutional	Investor A	Investor C	Total
Income	$28	$32	$20	$80
Income Builder	20	17	13	50

	Share Classes
Transfer Agent Fees Reimbursed	Institutional	Investor A	Investor C	Total
Income	$21	$30	$20	$71
Income Builder	10	15	12	37

The Advisor contractually agreed to waive or reimburse fees or expenses until February 1, 2009, in order to limit expenses. These expense limits apply to the aggregate expenses incurred on a share class (excluding; interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, a Portfolio’s investments and other extraordinary expenses). This agreement is reviewed annually by the Board. The current expense limitations as a percentage of net assets are as follows:

	Share Classes
	Institutional	Investor A	Investor C
Income	0.55%	0.80%	1.55%
Income Builder	0.75%	1.00%	1.75%

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from the Advisor, are less than the expense limit for that share class, the Advisor is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio has more than $50 million in assets, (2) the Advisor or an affiliate continues to serve as the Portfolio’s investment advisor or administrator and (3) the Board has approved in advance the payments to the Advisor at the previous quarterly meeting.

At July 31, 2008, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

Expiring January 31, 2011
Income	$85,077
Income Builder	82,852

22	ANNUAL REPORT	JULY 31, 2008

Notes to Financial Statements (continued)

The Advisor reimbursed organization costs for Income and Income Builder of $9,818 and $9,303, respectively, which are a component of expenses reimbursed by advisor in the Statements of Operations.

For the period April 7, 2008 to July 31, 2008, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Portfolios’ Investor A shares as follows:

Income	$3,650
Income Builder	1,046

Certain officers and/or trustees of the Portfolios are officers and/or trustees of BlackRock, Inc. or its affiliates. The Portfolios reimburse the Advisor for compensation paid to the Fund’s Chief Compliance Officer.

3. Investments:

For the period April 7, 2008 to July 31, 2008, purchases and sales of securities, excluding short-term investments, were as follows:

	Purchases	Sales
Income	$3,693,166	$1,451,995
Income Builder	2,403,204	1,132,154

4. Income Tax Information:

Reclassifications:

Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These classifications have no effect on net assets or net asset value per share.

Income

During the current period $1,637 has been reclassified between paid-in capital and undistributed net investment income and $191 has been reclassified between accumulated net realized loss and undistributed net investment income as a result of permanent differences attributable to non-deductible expenses and foreign currency transactions.

The tax character of distributions paid during the period April 7, 2008 to July 31, 2008 was as follows:

Period April 7, 2008 to July 31, 2008
Distribution paid from:
Ordinary income	$21,539

Total distributions	$21,539

As of July 31, 2008 the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income	$10,662

Total undistributed net earnings	10,662
Capital loss carryforward	(13,421	)*
Net unrealized losses	(75,171	)**

Total accumulated net losses	$(77,930)

*	On July 31, 2008, the Portfolio had a capital loss carryforward of $13,421 which expires in 2016.

**	The difference between book-basis and tax-basis net unrealized losses is attributed primarily to the deferral of losses on wash sales for tax purposes.

Income Builder

During the current period $1,315 has been reclassified between paid-in capital and undistributed net investment income and $170 has been reclassified between accumulated net realized loss and undistributed net investment income as a result of permanent differences attributable to non-deductible expenses and foreign currency transactions.

The tax character of distributions paid during the period April 7, 2008 to July 31, 2008 was as follows:

Period April 7, 2008 to July 31, 2008
Distribution paid from:
Ordinary income	$11,616

Total distributions	$11,616

As of July 31, 2008, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income	$5,399

Total undistributed net earnings	5,399
Capital loss carryforward	(6,234	)*
Net unrealized losses	(59,553	)**

Total accumulated net losses	$(60,388)

*	On July 31, 2008, the Portfolio had a capital loss carryforward of $6,234 which expires in 2016.

**	The difference between book-basis and tax-basis net unrealized losses is attributed primarily to the deferral of losses on wash sales for tax purposes.

ANNUAL REPORT	JULY 31, 2008	23

Notes to Financial Statements (concluded)

5. Capital Shares:

Transactions in capital shares were as follows:

	Period April 7, 2008 to July 31, 2008
Income	Shares	Amount
Institutional
Shares sold	198,873	$1,987,554
Shares redeemed	(189)	(1,800)

Net increase	198,684	$1,985,754

Investor A
Shares sold	10,423	$103,720
Shares issued in reinvestment of dividends	1	14

Total issued	10,424	103,734
Shares redeemed	(194)	(1,985)

Net increase	10,230	$101,749

Investor C
Shares sold	29,448	$288,023
Shares issued in reinvestment of dividends	86	825

Total issued	29,534	288,848
Shares redeemed	—	—

Net increase	29,534	$288,848

	Period April 7, 2008 to July 31, 2008
Income Builder	Shares	Amount
Institutional
Shares sold	130,821	$1,307,951
Shares redeemed	(721)	(6,836)

Net increase	130,100	$1,301,115

Investor A
Shares sold	5,952	$58,379
Shares redeemed	(193)	(1,991)

Net increase	5,759	$56,388

Investor C
Shares sold	2,000	$20,000
Shares redeemed	—	—

Net increase	2,000	$20,000

6. Subsequent Event:

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of BlackRock, Inc. The purchase has been approved by the directors of both companies. Subject to shareholder and regulatory approvals, the transaction is expected to close in the first quarter of 2009.

24	ANNUAL REPORT	JULY 31, 2008

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Funds II:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BlackRock Income and BlackRock Income Builder Portfolios, two of the thirty-four portfolios constituting the BlackRock Funds II (the “Fund”), (collectively the “Portfolios”), as of July 31, 2008, and the related statements of operations, changes in net assets, and the financial highlights for the period from April 7, 2008 (commencement of operations) through July 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting the Fund as of July 31, 2008, the results of their operations, changes in their net assets, and the financial highlights for the period from April 7, 2008 (commencement of operations) through July 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

September 19, 2008

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by BlackRock Income Portfolio and BlackRock Income Builder Portfolio of BlackRock Funds II during the taxable period ended July 31, 2008:

	Qualified Dividend Income for Individuals*	Dividends Qualifying for the Dividends Received Deduction for Corporations*
Income Portfolio	33.18%	25.32%
Income Builder Portfolio	62.79%	47.92%

*	The funds hereby designate the percentage indicated above or the maximum amount allowable by law.

ANNUAL REPORT	JULY 31, 2008	25

Disclosure of Investment Advisory Agreement and Subadvisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of BlackRock Income Portfolio and BlackRock Income Builder Portfolio (collectively, the “Portfolios”) of BlackRock Funds II (the “Fund”) met on November 27, 2007 to consider the approval of the Fund’s proposed investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Adviser”), the Fund’s investment adviser. The Board also considered the approval of the Fund’s proposed subadvisory agreements (collectively, the “Subadvisory Agreements”) between the Adviser and each of (a) BlackRock Financial Management, Inc. and (b) BlackRock Investment Management, LLC (collectively, the “Subadvisers”). The Portfolios commenced operations in April 2008. The Adviser and the Subadvisers are referred to herein as “BlackRock.” For simplicity, the Portfolios and the Fund are referred to herein as the “Fund.” The Advisory Agreement and the Subadvisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of the Fund consists of fifteen individuals, twelve of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Trustees are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Trustee. The Board established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee, each of which is composed of and chaired by Independent Trustees.

The Agreements

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its consideration of the Fund’s Agreements, including the services and support provided to the Fund and its shareholders. Among the matters the Board typically considers are: (a) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (b) BlackRock’s and other service providers’ internal controls; (c) BlackRock’s implementation of the proxy voting guidelines approved by the Board; (d) valuation and liquidity procedures; and (e) periodic overview of BlackRock’s business, including BlackRock’s response to the increasing scale of its business.

Board Considerations in Approving the Agreements

The Approval Process. At an in-person meeting held on November 27, 2007, the Board reviewed materials relating to its consideration of the Agreements. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of BlackRock portfolio management; (c) the advisory fee and the cost of services; (d) economies of scale; and (e) other factors.

In determining to approve the Agreements, the Board met with the relevant investment advisory personnel from BlackRock, and considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The Board received materials in advance of the November 2007 meeting relating to its consideration of the Agreements, including: (i) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses in comparison to the fees and expense ratios of a peer group of funds as determined by Lipper (“Peers”); (ii) information regarding BlackRock’s economic outlook for the Fund and its general investment outlook for the markets; (iii) information regarding fees paid to service providers that are affiliates of BlackRock; (iv) information regarding compliance records and regulatory matters relating to BlackRock; and (v) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreements.

A. Nature, Extent and Quality of the Services

The Board, including the Independent Trustees, reviewed the nature, extent and quality of services to be provided by BlackRock. The Board received information concerning the investment philosophy and investment process to be used by BlackRock in managing the Fund, as well as a description of the capabilities, personnel and services of BlackRock. In connection with this review, the Trustees considered BlackRock’s in-house research capabilities as well as other resources available to its personnel. The Trustees considered the scope of the services provided by BlackRock to the Fund under the Agreements relative to services typically provided by third parties to other funds. The Trustees noted that the standard of care applicable under the Agreements was comparable to that found generally in investment company advisory and sub-advisory agreements. The Trustees concluded that the scope of BlackRock’s services to be provided to the Fund was consistent with the Fund’s operational requirements, including, in addition to seeking to meet its investment objective, compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Board, including the Independent Trustees, also considered the quality of the services provided by BlackRock to the Fund. The Trustees evaluated the procedures of BlackRock designed to fulfill its fiduciary duty to the Fund with respect to possible conflicts of interest, including their code of ethics (regulating the personal trading of their officers and employees), the procedures by which BlackRock allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock in these matters. The Trustees also noted information received at prior Board meetings concerning standards of BlackRock with respect to the execution of portfolio transactions.

The Board, including the Independent Trustees, also considered information relating to the education, experience and number of investment professionals and other personnel who would provide services to the Fund under the Agreements. The Trustees also took into account the time and attention to be devoted by senior management of BlackRock to the Fund. The Trustees also considered the business reputation of BlackRock

26

Disclosure of Investment Advisory Agreement and Subadvisory Agreements (concluded)

and their financial resources and concluded that BlackRock would be able to meet any reasonably foreseeable obligation under the Agreements.

Throughout the year, the Board considers the quality of the administrative and non-investment advisory services provided to the Fund in addition to its consideration of advisory services. BlackRock and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting and fulfilling regulatory filing requirements. The Board also reviews the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments.

B. The Investment Performance of the Fund and BlackRock

The Board did not consider the performance history of each Portfolio because the Portfolios were newly organized; however, the Board considered the investment performance of BlackRock generally. The Board will monitor each Portfolio’s performance.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from the Relationship with the Fund

In connection with the initial approval of the Agreements, the Board, including the Independent Trustees, considered the fees and expense ratios of a representative share class of each Portfolio. The Board compared the fees, both before and after any fee waivers and expense reimbursements, and expense ratios of each Portfolio against fees and expense ratios of its Peers. The Board also took into account that each Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale. Because the Portfolios commenced operations in April 2008, BlackRock did not provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Portfolios. BlackRock, however, will provide the Board with such information at future meetings. Following consideration of this information, the Board, including the Independent Trustees, concluded that the fees to be paid pursuant to the Agreements were fair and reasonable in light of the services to be provided.

Throughout the year, the Board considers the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board typically reviews BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also generally considers whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to provide the high quality of services that are expected by the Board.

D. Economies of Scale

Since the Portfolios are newly formed, BlackRock did not provide the Board with specific information concerning the extent to which economies of scale would be realized as each Portfolio grows and whether fee levels would reflect such economies of scale, if any. The Board, including the Independent Trustees, however, did consider the extent to which economies of scale might be realized with respect to the management of the Portfolios with other portfolios of the Fund. The Board also considered the fee waivers and expense reimbursement arrangements by BlackRock with respect to the Portfolios.

E. Other Factors

The Board, including the Independent Trustees, also took into account other potential benefits to BlackRock and its affiliates, such as the ability to leverage investment professionals that also manage other portfolios, an increase in BlackRock’s profile in the broker-dealer community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, transfer agency, distribution and custodial services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by transactions in the Fund to assist itself in managing all or a number of its other client accounts.

The Board, including all of the Independent Trustees, concluded that these ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to the Fund were consistent with those generally available to other mutual fund sponsors.

Conclusion. The Board approved the Advisory Agreement between the Adviser and the Fund for a two-year term and each Subadvisory Agreement between the Adviser and each Subadviser for a two-year term. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Trustees, was satisfied that the terms of the Agreements were in the best interest of each Portfolio and the Portfolio’s shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination.

27

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1]

Robert M. Hernandez 40 East 52nd Street New York, NY 10022 1944	Chairman of the Board, Trustee and Member of the Audit Committee	Since 2008	Formerly Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	37 Funds 104 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 40 East 52nd Street New York, NY 10022 1941	Vice Chairman of the Board, Chairman of the Audit Committee and Trustee	Since 2008	Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Formerly Director of BTG International Plc (a global technology commercialization company) from 2001 to 2007.	37 Funds 104 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 40 East 52nd Street New York, NY 10022 1944	Trustee	Since 2008	Director, The China Business Group, Inc. (consulting firm) since 1996 and formerly Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	37 Funds 104 Portfolios	None

Bruce R. Bond 40 East 52nd Street New York, NY 10022 1946	Trustee	Since 2008	Formerly Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Formerly Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	37 Funds 104 Portfolios	None

Donald W. Burton 40 East 52nd Street New York, NY 10022 1944	Trustee	Since 2008	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	37 Funds 104 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 40 East 52nd Street New York, NY 10022 1943	Trustee	Since 2008	Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003.	37 Funds 104 Portfolios	UPS Corporation (delivery service)

Kenneth A. Froot 40 East 52nd Street New York, NY 10022 1957	Trustee	Since 2008	Professor, Harvard University since 1992.	37 Funds 104 Portfolios	None

John F. O’Brien 40 East 52nd Street New York, NY 10022 1943	Trustee	Since 2008	Trustee, Woods Hole Oceanographic Institute since 2003; Formerly Director, Allmerica Financial Corporation from 1995 to 2003; Formerly Director, ABIOMED from 1989 to 2006; Formerly Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	37 Funds 104 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

28	ANNUAL REPORT	JULY 31, 2008

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees (concluded)

Roberta Cooper Ramo 40 East 52nd Street New York, NY 10022 1942	Trustee	Since 2008	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President Elect, The American Law Institute, (non-profit), 2007; Formerly President, American Bar Association from 1995 to 1996.	37 Funds 104 Portfolios	None

Jean Margo Reid 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2008	Self-employed consultant since 2001; Director and Secretary, SCB, Inc. (holding company) since 1998; Director and Secretary, SCB Partners, Inc. (holding company) since 2000; Formerly Director, Covenant House (non-profit) from 2001 to 2004.	37 Funds 104 Portfolios	None

David H. Walsh 40 East 52nd Street New York, NY 10022 1941	Trustee	Since 2008	Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming since 2006; Director, The American Museum of Fly Fishing since 1997; Formerly Consultant with Putnam Investments from 1993 to 2003; Formerly Director, The National Audubon Society from 1998 to 2005.	37 Funds 104 Portfolios	None

Richard R. West 40 East 52nd Street New York, NY 10022 1938	Trustee and Member of the Audit Committee	Since 2008	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	37 Funds 104 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

1	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows the trustees as joining the Fund’s board in 2008, each trustee first became a member of the board of trustees of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha since 1995; Bruce R. Bond since 2005; Donald W. Burton since 2002; Stuart E. Eizenstat since 2001; Kenneth A. Froot since 2005; Robert M. Hernandez since 1996; John F. O’Brien since 2005; Roberta Cooper Ramo since 2000; Jean Margo Reid since 2004; David H. Walsh since 2003; Fred G. Weiss since 1998; and Richard R. West since 1978.

ANNUAL REPORT	JULY 31, 2008	29

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Interested Trustees[1]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2008	Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004	185 Funds 295 Portfolios	None

Laurence D. Fink 40 East 52nd Street New York, NY 10022 1952	Trustee	Since 2008	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	37 Funds 104 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2008	Consultant, BlackRock, Inc. since 2007; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	184 Funds 294 Portfolios	None

1	Messrs. Davis, Fink and Gabbay are all “interested persons,” as defined in the Investment Company Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

30	ANNUAL REPORT	JULY 31, 2008

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Fund Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	Fund President and Chief Executive Officer	Since 2008	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2008	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986 and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and Acquisitions Group.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2008	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2008	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer of the Funds	Since 2008	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000; Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.

Howard Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2008	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.)of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Fund serve at the pleasure of the Board of Trustees.

Further information about the Fund’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Custodian PFPC Trust Company Philadelphia, PA 19153	Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisor BlackRock Financial Management, Inc. New York, NY 10022	Co-Administrator and Transfer Agent PNC Global Investment Servicing (U.S.) Inc. Wilmington, DE 19809

Distributor BlackRock Distributors, Inc. King of Prussia, PA 19406	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103

Address of the Portfolios 100 Bellevue Parkway Wilmington, DE 19809

ANNUAL REPORT	JULY 31, 2008	31

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

32	ANNUAL REPORT	JULY 31, 2008

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information (if any) on how proxies relating to the Fund’s voting securities were voted by BlackRock during the most recent 12-month period ended June 30th is available, upon request and without charge on our website at www.blackrock.com, by calling (800) 441-7762 or on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

ANNUAL REPORT	JULY 31, 2008	33

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global Resources Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Aurora Portfolio	BlackRock Global SmallCap Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Balanced Capital Fund†	BlackRock Health Sciences Opportunities Portfolio*	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Healthcare Fund	BlackRock Pacific Fund
BlackRock Capital Appreciation Portfolio	BlackRock Index Equity Portfolio*	BlackRock Science & Technology Opportunities Portfolio
BlackRock Equity Dividend Fund	BlackRock International Fund
BlackRock EuroFund	BlackRock International Index Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Focus Growth Fund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Equity Portfolio
BlackRock Focus Value Fund	BlackRock International Value Fund	BlackRock Small Cap Growth Fund II
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock S&P 500 Index Fund
BlackRock Global Financial Services Fund		BlackRock Technology Fund
BlackRock Global Growth Fund		BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Commodity Strategies Fund	BlackRock Income Builder Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Managed Income Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Intermediate Bond Portfolio II	BlackRock Short-Term Bond Fund
BlackRock GNMA Portfolio	BlackRock Intermediate Government	BlackRock Strategic Income Portfolio
BlackRock Government Income Portfolio	Bond Portfolio	BlackRock Total Return Fund
BlackRock High Income Fund	BlackRock International Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock High Yield Bond Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock World Income Fund
BlackRock Income Portfolio

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock Municipal Insured Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Florida Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

34	ANNUAL REPORT	JULY 31, 2008

[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Portfolio unless accompanied or preceded by the Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

INCOME-7/08-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Bruce R. Bond (not reappointed to the Audit Committee, effective November 1, 2007)

Robert M. Hernandez

Dr. Matina Horner (term ended, effective November 1, 2007)

Toby Rosenblatt (term ended, effective November 1, 2007)

Fred G. Weiss (term began, effective November 1, 2007)

Richard R. West (term began, effective November 1, 2007)

David R. Wilmerding, Jr. (term ended, effective November 1, 2007)

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

Income Builder Portfolio	$30,000	N/A	$0	N/A	$6,100	N/A	$1,049	N/A
Income Portfolio	$30,000	N/A	$0	N/A	$6,100	N/A	$1,049	N/A

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

          The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the

Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

          Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

Income Builder Portfolio	$294,649	N/A
Income Portfolio	$294,649	N/A

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $287,500, 0%

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –

Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the inception of each Registrant reporting on this Form N-CSR.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule -15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of
BlackRock Funds II

Date: September 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date:	September 19, 2008

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date:	September 19, 2008